Exhibit 99.2

4Q 2012 Stockholder Supplement FEBRUARY 6, 2013

Safe Harbor Notice This presentation, other written or oral communications and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to integrate the commercial mortgage business; our ability to consummate any contemplated investment opportunities; risks associated with the businesses of our subsidiaries, including the investment advisory business of our wholly-owned subsidiaries, including: the removal by clients of assets managed, their regulatory requirements, and competition in the investment advisory business; risks associated with the broker-dealer business of our wholly-owned subsidiary; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Summary Performance Unaudited, dollars in thousands except per share amounts (1) Includes realized gains / losses on interest rate swaps. (2) Adjusted net income excludes unrealized gains or losses on interest rate swaps and Agency interest-only mortgage-backed securities and net loss on extinguishment of the 4% Convertible Notes. December 31,December 31,September 30,201220112012Total interest income$756,661$847,700$761,265Total economic interest expense(1)413,646357,771406,165Economic net interest income(1)$343,015$489,929$355,100Net income (loss)$700,495$445,562$224,758Net income (loss) available (related) to common shareholders680,778441,414215,391Earnings per common share$0.70$0.46$0.22Adjusted net income (loss)(2)$465,101$525,313$449,846Adj. Net income (loss) available (related) to common shareholders(2)445,384521,165440,479Adjusted earnings per common share(2)$0.46$0.54$0.45Dividends declared per common share$0.45$0.57$0.50Annualized return on average equity16.97%11.23%5.39%Annualized adjusted return on average equity11.27%13.24%10.78%Common stock book value per share$15.85$16.06$16.60Leverage6.5x5.4x6.0xTotal Agency mortgage-backed securities and debentures$126,972,775$105,140,635$132,533,252Annualized yield on average interest-earning assets2.45%3.31%2.54%Annualized cost of funds on average interest-bearing liabilities1.50%1.60%1.52%Annualized Interest rate spread0.95%1.71%1.02%Weighted average three-month constant prepayment rate (CPR)19%22%20%For the quarters ended

10.76% 0.98% 0.45% 0.28% 5.39% 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 3Q12 ROE Unrealized gains / losses on interest rate swaps Other(1) Net amortization of premiums and accretion of discounts Convertible debt extinguishment loss Realized / unrealized gains / losses on inv. and trading assets Economic interest expense(2) Coupon income 4Q12 ROE (0.24%) (0.29%) (0.36%) 16.97% Annualized Note: Graph shows relative changes in contribution from 3Q12 to 4Q12. For example, net amortization of premiums and accretion of discounts decreased annualized ROE by 0.45% less in Q412 than it did in Q312. (1) All other items includes investment advisory and fee income, dividend income from affiliates, income from underwriting, general and administrative expenses and income taxes. (2) Includes realized gains / losses on interest rate swaps.

Annualized Adjusted Return on Average Equity Unaudited Change from 3Q12 to 4Q12 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.98% 0.45% (0.29%) (0.29%) (0.36%) 11.27% 3Q12 Adjusted ROE Other(1) Net amortization of premiums and accretion of discounts Economic interest expense(2) Realized gains / losses on inv. and trading assets Coupon income 4Q12 Adjusted ROE Note: Graph shows relative changes in contribution from 3Q12 to 4Q12. For example, net amortization of premiums and accretion of discounts decreased annualized adjusted ROE by 0.45% less in Q412 than it did in Q312. (1) All other items includes investment advisory and fee income, dividend income from affiliates, income from underwriting, general and administrative expenses and income taxes. (2) Includes realized gains / losses on interest rate swaps.

$465,101 $75,012 $31,148 ($341,554) $700,495 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 Net income Convertible debt extinguishment loss Unrealized losses on Agency interest-only MBS Unrealized gains / losses on interest rate swaps Adjusted net income Adjusted Reconciliation of 4Q12 net income to Adjusted net income(1) (1) Adjusted net income excludes unrealized gains or losses on interest rate swaps and Agency interest-only mortgage-backed securities and net loss on extinguishment of the 4% Convertible Notes.

0.12% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 3Q12 Annualized interest rate spread Net amortization of premiums and accretion of discounts Cost of funds on average interest-bearing liabilities(1) Coupon on average interest-earning assets 4Q12 Annualized interest rate spread 1.02% 0.02% (0.21%) 0.95% Annualized Interest Rate Spread Unaudited Change from 3Q12 to 4Q12 Note: Graph shows relative changes in contribution from 3Q12 to 4Q12. For example, net amortization of premiums and accretion of discounts decreased annualized interest rate spread by 0.12% less in Q412 than it did in Q312. (1) Includes realized gains / losses on interest rate swaps.

Common Equity

Unaudited, numbers in thousands except per share amounts

Change from 3Q12 to 4Q12

	Balance	Common Shares Outstanding	Book Value per Share
September 30, 2012 common equity	$16,177,604	974,800	$16.60
Net income	700,495		
Other comprehensive income (loss)	(1,016,365)		
Extinguishment of and contingent beneficial conversion feature on 4% Convertible Senior Notes	(11,571)		
Preferred dividends declared	(19,717)		
Common dividends declared	(432,153)		
Other[1]	6,950		
Common equity balance prior to common stock transactions	$15,405,243	974,800	$15.80
Exercise of stock options and net proceeds from direct purchase and dividend reinvestment	3,192	212	
Buyback of common stock	(397,050)	(27,799)	
December 31, 2012 common equity	$15,011,385	947,213	$15.85

(1) Includes stock option expense and long-term compensation expense and liquidation of subsidiary.

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Agency MBS Portfolio Net Premium and Discount Balance and Constant Prepayment Rate Unaudited, dollars in thousands $3,337,063 $3,820,276 $4,467,122 $5,453,012 $5,833,988 22% 19% 19% 20% 19% 21.17% 23.97% 27.43% 31.91% 36.64% 0% 10% 20% 30% 40% 50% 60% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 4Q11 1Q12 2Q12 3Q12 4Q12 Net premium and discount balance Weighted average three-month constant prepayment rate Net premium and discount balance as % of stockholder's equity

# Interest Rate Swaps and Repurchase Agreements as of December 31, 2012

Unaudited, dollars in thousands

## Interest Rate Swaps

| Maturity | Current Notional | Weighted Avg. Pay Rate | Weighted Avg. Receive Rate | Weighted Avg. Years to Maturity |
|---|---|---|---|---|
| 0 - 3 years | $18,165,800 | 2.23% | 0.24% | 1.80 |
| 3 - 6 years | 19,609,500 | 1.84% | 0.23% | 3.74 |
| 6 - 10 years | 5,300,000 | 2.66% | 0.25% | 7.76 |
| Greater than 10 years | 3,836,500 | 3.45% | 0.24% | 19.90 |
| Total / Weighted Avg. | $46,911,800 | 2.21% | 0.24% | 4.77 |

## Repurchase Agreements

| Maturity | Principal Balance | Weighted Avg. Rate |
|---|---|---|
| Within 30 days | $33,191,448 | 0.50% |
| 30 to 59 days | 28,383,851 | 0.45% |
| 60 to 89 days | 8,602,680 | 0.42% |
| 90 to 119 days | 4,804,671 | 0.57% |
| Over 120 days[(1)] | 27,803,047 | 1.03% |
| Total / Weighted Avg. | $102,785,697 | 0.63% |

(1) Of the total repurchase agreements, approximately 11% have a remaining maturity over one year.

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Interest Rate and Liability Management Unaudited 110 127 216 220 197 0.53% 0.49% 0.59% 0.61% 0.63% 2.22% 2.11% 1.99% 1.96% 1.97% 100 120 140 160 180 200 220 240 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 4Q11 1Q12 2Q12 3Q12 4Q12 Weighted average days to maturity on interest-bearing liabilities Weighted average rate on repurchase agreements Weighted average net rate on interest rate swaps Note: Rates do not take into consideration $825.5 million of outstanding Convertible Senior Notes.

Agency MBS and Debentures Overview as of December 31, 2012

Unaudited, dollars in thousands

Agency Fixed-Rate Securities

Weighted Avg. Years to Maturity	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$3,760,481	3.7%	4.12%	103.8%	106.8%	13.7%	24.0%	$4,015,287
20 years	11,512,141	11.4%	3.74%	104.4%	107.0%	1.3%	14.8%	12,315,106
>=30 years	85,091,438	84.5%	4.08%	104.8%	107.3%	8.5%	19.1%	91,343,221
Callables	362,558	0.4%	2.89%	99.5%	100.3%	0.0%	0.0%	363,785
Total/Weighted Avg.(1)	$100,726,618	100.0%	4.04%	104.7%	107.3%	7.8%	18.8%	$108,037,399

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$3,105,115	37.7%	3.32%	100.4%	105.8%	99.0%	18.3%	$3,282,854
25 - 40 months	373,772	4.5%	3.87%	102.1%	104.6%	16.3%	31.8%	390,823
41 - 60 months	768,735	9.3%	5.26%	101.0%	107.5%	65.3%	36.1%	825,068
61 - 90 months	613,406	7.4%	4.09%	103.9%	106.5%	14.8%	34.5%	653,340
>90 months	754,305	9.1%	3.59%	103.2%	105.9%	0.0%	25.5%	798,341
Step-Ups	2,644,130	32.0%	1.97%	99.9%	100.1%	0.0%	0.0%	2,645,783
Total/Weighted Avg.(1)	$8,259,463	100.0%	3.18%	100.9%	104.1%	66.4%	24.4%	$8,596,209

Agency Fixed-Rate and Floating-Rate Collateralized Mortgage-Backed Obligations

Type	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
Fixed-Rate	$9,201,086	99.6%	4.07%	102.5%	104.8%	18.4%	30.6%	$9,644,380
Floating-Rate	39,525	0.4%	0.70%	99.5%	98.1%	100.0%	25.5%	38,780
Total/Weighted Avg.	$9,240,611	100.0%	4.05%	102.5%	104.8%	18.8%	30.6%	$9,683,160

Agency Interest-Only Collateralized Mortgage-Backed Obligations

Type	Current Notional Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-Only	$5,566,882	95.0%	4.02%	13.3%	10.9%	22.4%	20.1%	$604,101
Inverse Interest-Only	296,030	5.0%	6.25%	18.6%	17.5%	0.0%	15.9%	51,906
Total/Weighted Avg.	$5,862,912	100.0%	4.14%	13.6%	11.2%	21.3%	19.9%	$656,007

(1) Weighted averages for % originated pre-March 2009 and three-month CPR exclude Callables and Step-Up securities.

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Agency Fixed-Rate Portfolio Not Subject to HARP

Unaudited, dollars in thousands

<=15 Years Weighted Average Maturity

Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR
Generic	$3,026,590	3.94%	103.9%	106.7%	25.0%
Loan Balance <=$175k	82,647	3.50%	104.2%	106.4%	12.6%
Loan-to-Value >=81	108,939	3.00%	106.1%	106.3%	0.0%
100% Investor Owned	-	-	-	-	-
Jumbo Conforming	27,512	4.00%	103.3%	104.1%	40.9%
Weighted Average		3.90%	104.0%	106.7%	23.9%

20 Years Weighted Average Maturity

Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR
Generic	$10,788,439	3.72%	104.3%	106.9%	14.8%
Loan Balance <=$175k	416,590	3.55%	106.2%	107.8%	13.5%
Loan-to-Value >=81	163,109	3.54%	105.9%	107.6%	8.5%
100% Investor Owned	-	-	-	-	-
Jumbo Conforming	-	-	-	-	-
Weighted Average		3.71%	104.4%	107.0%	14.6%

>=30 Years Weighted Average Maturity

Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR
Generic	$37,743,342	3.93%	104.6%	107.1%	18.2%
Loan Balance <=$175k	9,360,032	3.75%	106.1%	108.3%	9.0%
Loan-to-Value >=81	15,931,092	3.92%	106.5%	108.6%	6.9%
100% Investor Owned	5,001,592	4.05%	106.3%	108.4%	18.7%
Jumbo Conforming	10,171,059	4.02%	102.6%	104.2%	38.2%
Weighted Average		3.93%	105.0%	107.3%	17.5%

Note: Portfolio data as of December 31, 2012. Certain securities are classified under more than one category.

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Agency Fixed-Rate Portfolio Subject to HARP

Unaudited, dollars in thousands

<=15 Years Weighted Average Maturity

Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR
Generic	$407,092	5.46%	102.8%	107.2%	25.5%
Loan Balance <=$175k	107,701	5.68%	102.9%	108.1%	20.2%
Loan-to-Value >=81	-	-	-	-	-
100% Investor Owned	-	-	-	-	-
Jumbo Conforming	-	-	-	-	-
Weighted Average		5.51%	102.8%	107.4%	24.4%

20 Years Weighted Average Maturity

Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR
Generic	$144,004	5.55%	103.2%	108.7%	29.0%
Loan Balance <=$175k	-	-	-	-	-
Loan-to-Value >=81	-	-	-	-	-
100% Investor Owned	-	-	-	-	-
Jumbo Conforming	-	-	-	-	-
Weighted Average		5.55%	103.2%	108.7%	29.0%

>=30 Years Weighted Average Maturity

Type	Current Face Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR
Generic	$4,342,735	5.77%	101.6%	107.8%	37.6%
Loan Balance <=$175k	1,564,406	5.48%	104.3%	110.5%	31.8%
Loan-to-Value >=81	1,084,192	6.29%	101.7%	109.9%	38.7%
100% Investor Owned	21,724	6.05%	102.6%	109.7%	26.5%
Jumbo Conforming	389,661	5.48%	103.4%	105.7%	36.1%
Weighted Average		5.77%	102.3%	108.5%	36.4%

Note: Portfolio data as of December 31, 2012. Certain securities are classified under more than one category.

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Last Five Quarters Summary Data

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Net income (loss) per share:					
Net income (loss)	$0.70	$0.22	($0.10)	$0.92	$0.46
Adjusted net income (loss)[1]	$0.46	$0.45	$0.55	$0.54	$0.54
Dividends declared per common share	$0.45	$0.50	$0.55	$0.55	$0.57
Total dividends declared per common and preferred share	$451,870	$496,606	$542,406	$538,338	$556,954
Annualized interest rate spread during the quarter:					
Annualized yield on average interest-earning assets	2.45%	2.54%	3.04%	3.23%	3.31%
Annualized cost of funds on average interest-bearing liabilities	1.50%	1.52%	1.50%	1.52%	1.60%
Annualized Interest rate spread	0.95%	1.02%	1.54%	1.71%	1.71%
Leverage	6.5x	6.0x	6.0x	5.8x	5.4x
Common stock book value per share	$15.85	$16.60	$16.23	$16.18	$16.06
Annualized return on average equity:					
Net income (loss)	16.97%	5.39%	(2.26%)	22.73%	11.23%
Adjusted net income (loss)[1]	11.27%	10.78%	13.56%	13.34%	13.24%

(1) Adjusted net income excludes unrealized gains or losses on interest rate swaps and Agency interest-only mortgage-backed securities and net loss on extinguishment of the 4% Convertible Notes.

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Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Total Agency mortgage-backed securities and debentures	$126,972,775	$132,533,252	$119,751,155	$111,790,839	$105,140,635
% Fixed-rate	93%	93%	92%	91%	90%
% Adjustable-rate	7%	7%	7%	8%	9%
% Floating-rate	0%	0%	1%	1%	1%
Weighted-average three-month constant prepayment rate (CPR)	19%	20%	19%	19%	22%
Net premium and discount balance in Agency MBS portfolio	$5,833,988	$5,453,012	$4,467,122	$3,820,276	$3,337,063
Net premium and discount balance as % of stockholder's equity	36.64%	31.91%	27.43%	23.97%	21.17%
Weighted average days to maturity of interest-bearing liabilities	197	220	216	127	110
Weighted average rate on repurchase agreements	0.63%	0.61%	0.59%	0.49%	0.53%
Interest rate swaps:					
Notional amount of interest rate swaps as a % of Inv. Securities	40%	38%	41%	40%	41%
Weighted average pay rate on interest swaps	2.21%	2.23%	2.29%	2.42%	2.55%
Weighted average receive rate on interest swaps	0.24%	0.27%	0.30%	0.31%	0.33%
Weighted average net rate on interest swaps	1.97%	1.96%	1.99%	2.11%	2.22%

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